Exhibit 10.2



                            TELZUIT TECHNOLOGIES, LLC
                              orlando, florida, USA


                              EMPLOYMENT AGREEMENT
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     THIS  IS  AN  EMPLOYMENT  AGREEMENT  dated  the  3rd  day of January, 2005.
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effective the 3rd day ofJanuary, 2005 ("Effective Date"), by and between Telzuit
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Technologies. LLC ("Company"), a Florida corporation with its principal place of
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business  in  Orlando,  Florida  and Donald G. Sproat ("Employee"), whose social
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security  number  is  XXX-XX-XXXX.

     WHEREAS, the Company wishes to assure itself of the services of Employee for the period provided in this Agreement, and Employee is willing to serve in the employ of the Company upon the terms and conditions hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereto hereby agree as follows:

I.   EMPLOYMENT.  The  Company  hereby  employs  Employee,  and  Employee hereby
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     accepts  such  employment  by  the  Company,  upon the terms and conditions herein  provided.

II.  POSITION  AND  RESPONSIBILITIES.  During  the  period of his/her employment
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     hereunder, Employee agrees to serve as Chief Executive Officer and/or Chief
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     Financial  Officer  and to be responsible for the performance of all duties
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     associated  with  this position as defined in the Company Personnel Manual.
     Furthermore, Employee agrees to devote his full time to the faithful performance of his duties for the Company and to render service to the Company to the best of his ability, experience and talent to the reasonable satisfaction of the Company. Except as otherwise herein provided, Employee shall not engage in any other business or occupation without the Company's written consent; provided, however, nothing contained herein shall prohibit Employee from making passive or personal investments for which the expenditure of time is not required. Employee acknowledges that he shall work at the Company Office and shall travel, as reasonably required by the Company, to various offices of the Company as well as to offices of clients and vendors of the Company in connection with his/her employment. The Company may change or modify the position of Employee or his/her duties at any time during the term hereof, however, such changes shall not result in a change in Employee's compensation as provided for herein.

III. TERM OF EMPLOYMENT. This agreement shall commence on the Effective Date and
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     shall  continue  for  a  period  of  twenty-four  (24) full calendar months
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     thereafter  (the  primary  term),  unless sooner terminated, as provided in paragraphs VIII, IX, and X hereof. The primary term shall be automatically extended for additional twelve (12) full calendar months (the extended term) unless either party gives notice to the other party not less than ninety (90) days prior to the expiration of the current term and any extended term that the contract is not going to be extended. In the event of such notice the contract shall expire upon the last day of said current term.

IV.  PROFESSIONAL DEVELOPMENT PLAN. The Employee shall seek continuing education
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     and  professional  development  opportunities  consistent with required job skills necessary to manage and lead the Company toward established goals. In addition, the Employee is required by the State of Florida to maintain at minimum 80 hours of continuing professional education bi-annually (for CPA licensure) which the Company intends to reimburse under this section. The Company will reimburse Employee up to a maximum of $5,000.00 annually for the aforementioned education.

V.   COMPENSATION.  Except  as  otherwise  provided  herein,  for  all  services
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     rendered  by  Employee  in  any  capacity  during his employment under this
     Agreement, including, without limitation, services as an employee, executive, officer, director, or member of any committee of the Company,

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     related  companies or subsidiaries of the Company, commencing the Effective
     Date, the Company shall pay Employee a gross salary before taxes of one-hundred fifty thousand ($150,000.00) per annum, with an annual increase
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     to  the base of the published Consumer Price Index plus 3%. Salary payments
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     net  of deductions for applicable taxes shall be payable in accordance with the Company's normal pay practices which may be altered from time to time by Company.

     A.   OVERTIME.  It  is  expressly  agreed  that  Employee's  duties  shall
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          during  the  term hereof be administrative and executive in nature and
          Employee and his/her position shall be exempt from the overtime provisions of the Fair Labor Standards Act and all other state and federal regulations

     B.   VACATION  AND  SICK  LEAVE.  Employee  shall  be  entitled  to  three
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          weeks vacation each year. Sick leave and personal days are governed by the Company's Employee Manual. Vacation time is not cumulative from year to year.

     C.   BENEFITS.  The  Company  will  provide  $50,000  paid  life insurance,
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          fully  paid  health  insurance  for Employee and dependents, and other benefits  as  described  in  the  Employee  Manual.

     D.   BONUSES.  Employee  shall  be  eligible  for performance bonuses of up
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          to  20%  of  base  salary  per  annum.  The  bonus  shall  be  based proportionally on the percentage bonus earned by key reports Michael Vosch and James Tolan. The Board of Directors may confer the entire 20% bonus or any portion thereof if merited irrespective of bonuses earned by reports.

     E.   AUTOMOBILES.  The  Employee  acknowledges  that  it  is Company policy
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          not to provide Company vehicles to employees. The Company will provide a monthly allowance to compensate Employee for wear and tear on his automobile when used on behalf of the Company amounting to $450.00. This amount will increase $50.00 annually. Employee further acknowledges that the allowance will be reported as income to the Employee on his W2.

     F.   EXPENSES.  The  Company  shall  pay  directly,  the following expenses
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          incurred  by  the  Employee  in  and  pertaining  to the course of his employment if first determined by the Company to be ordinary and necessary expenses of the Company:

          1. Business related - after prior approval by the Company, Employee's license fees, membership dues in trade associations, subscriptions to trade journals and such other items as the Company may determine as being ordinary and necessary business expenses of the Company.

          2. Entertainment - From time to time Employee shall be expected to entertain for the benefit of the Company and his/her own professional acceptance and success in the Community. Such entertainment shall be one of the requirements of the Employee's employment hereunder and the expenses incurred by him in connection therewith shall be borne by the Company in an amount not to exceed those sums, per occasion, as defined in the Company Personnel Manual. Any amounts in excess of the prescribed per occasion amounts shall require prior approval by the CFO.

          3. Meetings, Conventions and Seminars - Employee, as a condition of employment hereunder, may be required by Company to attend professional meetings, conventions or trade seminars. The expenses incurred by Employee in connection therewith such as travel, room, board and registration fees shall be borne by the Company in an amount not to exceed the sums as defined in the Company Personnel Manual. Any amounts in excess of the prescribed amounts shall require prior approval by CFO.

          4. Method of payment - company shall provide Employee the means to pay for the above expenses in accordance with the policies defined in the Company Personnel Manual.

VI.  REIMBURSEMENT  OF  DISALLOWED  COMPENSATION  AND EXPENSES. In the event any
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     compensation  or  reimbursement  of  expenses  paid to Employee or expenses for  Employee  shall  upon  audit  or  other  examination of the income tax

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     returns  of  the Company, be determined not to be an allowed deduction from the gross income of the Company, and such determination shall be accepted by the Company or shall be rendered final by the appropriate state or federal taxing authority or by a judgment of a court of competent jurisdiction and no appeal shall be taken there from or the applicable period for filing notice of appeal shall have expired, then, in such event, Employee will repay to the Company the amount of disallowed compensation or expenses or both within ninety (90) days of receipt of notice by the Employee of such amount. The Company may not waive this duty of repayment. In the event the Company has not been fully repaid by the Employee within said ninety (90) day period, the Company shall have the right to withhold the unpaid amount from future salary payments in one or more installments, until the amount allowed to the Company has been recovered in full.

VII. STOCK BONUS:  Employee will receive a stock bonus on the annual anniversary
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     date  of  this  agreement  for a maximum term of two years. The bonus stock shall be shares of non-voting stock in the Company. Employee shall receive zero shares each year in recognition of his performance under the terms of
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     this  agreement.  Bonus  stock shall not be available on any prorated basis but will only be paid for each full year of service under the terms of this agreement. It is acknowledged by both parties that the term of bonus stock payments may be shorter than the term of this agreement. In the event of a sale of the Company the Employee shall receive any of the remaining years of bonus stock prior to sale and shall be entitled to receive the prorated net proceeds of the sale of the stock of the company to the same extent as if he had received the bonus shares at the end of each of the bonus years, in the event the Employee breaches the terms of this agreement, resigns or is terminated the employee shall forfeit all rights to any un-issued bonus stock.

VIII. ILLNESS  OR  INCAPACITY. If Employee becomes unable to devote his required
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     time to the business of the Company because of illness or incapacity during the term of this Agreement, then during such period of illness or incapacity, his salary shall be 100% of his monthly Basic Salary for the first six (6) months. Successive periods of disability, illness or incapacity will be considered separate periods unless the later period of disability, illness or incapacity is due to the same or a related cause and commences less than two (2) months from the ending of the previous period of disability. Any dispute regarding the existence, extent or continuance of the disability, illness or incapacity shall be resolved by the determination of a majority of three medical doctors who are not employees of the Company, one of whom shall be selected by the Company, one of whom shall be selected by the Employee and a third whom shall be selected by the other two doctors. If the Employee shall not have resumed his duties within the six (6) month period specified above, the Employee's employment under this Agreement and the Company's financial obligations hereunder may be terminated as of the end of said six (6) month period.

IX.  DEATH AS TERMINATION OF EMPLOYMENT.
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     A.   Any sums  due  the  Employee  under  this  Agreement  shall be paid to the Employee's beneficiary at the next normal pay period after the date of Employee's death.
     B. Any sums due the Employee under the Company's Profit Sharing Plan shall be paid to the Employee's beneficiary as provided by the terms of the Plan.
     C. After receiving the payments provided for in this Section, the Employee's surviving spouse and/or his/her estate shall have no further rights under this Agreement.

X.   TERMINATION  FOR  CAUSE.  The  Company  may terminate Employee's employment
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     under  this  Agreement  at  any time, but only after a determination by the
     Vice  President of Human Resources that cause for termination exists. Cause
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     shall  include  but  shall  not  be  strictly  limited  to:

     A. Willful damaging of the Company's property, business, reputation or goodwill;
     B.   Conviction  of  a  felony;
     C.   Death,  theft,  dishonesty,  fraud  or  embezzlement;
     D. Inattention to or neglect of duties to be performed, which are not the result of illness or accident;
     E. The use of alcohol, illegal narcotics or other controlled substances to the extent that it prevents the Employee from efficiently performing services for the Company;
     F.   Willfully  injuring  of  any  other  employee  of  the  Company;
     G. Willfully injuring any person in the course of performance of services for the Company;
     H. Disclosing to a competitor or other unauthorized persons confidential or proprietary information or secrets of the Company;
     I. Solicitation of business on behalf of a competitor or a potential competitor;

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     J.   Sexual  harassment  of  any  other  employee  of  the  Company  or the commission of any illegal act which otherwise creates an offensive work environment for other employees of the Company;
     K. Failure of Employee for any reason within five days after receipt by Employee of written notice thereof from the Company, to correct, cease or otherwise alter any insubordination, failure to comply with instructions or other act or omission to act that in the opinion of the Company does or may adversely affect its business or operations;
     L.   Failure  to  devote  full time and effort to his/her duties hereunder;
     M. Failure to perform assigned duties and/or responsibilities in a manner satisfactory to the Company;
     N. Company shall not be limited to termination as a remedy for any improper or illegal act of Employee, but may also seek damages, injunction or such other remedy as it may deem appropriate under the circumstances.

XI.  RETURN OF RECORDS. On termination of employment, Employee shall deliver a1l
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     records,  notes,  data, memoranda, models, and equipment of any nature that are in Employee's possession or under his/her control and that are the property of the Company or relate to the Employment or to the business of the Company.

XII. LIFE INSURANCE.  Inasmuch  as the services of employee are important to the
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     success or failure of the Company, the Company may, by its sole discretion, purchase disability insurance or insurance on the life of the Employee during the term hereof in such amounts, as Company shall determine appropriate. The Company shall own such insurance, the Company shall be the sole beneficiary, and all premiums therefore shall be paid by the Company. The Employee agrees to cooperate with the reasonable requirements of the Company and/or its insurance carriers as necessary to obtain such insurance, including submitting to any and all necessary medical examinations.

XIII. NON COMPETE  &  NON  DISCLOSURE.  Upon  signing of this agreement Employee
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     agrees to be bound by the terms and conditions of the Company's NON-COMPETE
     & NON-DISCLOSURE EMPLOYMENT AGREEMENT which agreement Employee agrees to sign as a condition of his/her employment by the Company. The Compensation clauses contained in that Agreement are hereby acknowledged to be a partial reiteration of the Salary and other Compensation clauses contained in this agreement and not to be construed as additional Compensation to be paid by Company to Employee.

XIV. WAIVER. The waiver by either party hereto of any breach of any provision of
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     this  Agreement  shall  not  operate  or  be  construed  as a waiver or any subsequent  breach  by  either  party  hereto.

XV.  COSTS OF ENFORCEMENT. In the event either party initiates action to enforce
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     his/her  or  its rights hereunder, the substantially prevailing party shall recover from the non-prevailing party its reasonable expenses, court costs and reasonable attorneys' fees, whether suit be brought or not. As used herein, expenses, court costs and attorneys' fees include expenses, court costs and attorneys' fees incurred in an appellate proceeding. All such expenses shall bear; interest at the highest rate allowable under the laws of the State of Florida from the date the prevailing party pays such expenses until the date the non-prevailing party repays such expenses. Expenses incurred in enforcing this paragraph shall be covered by this paragraph. Further, the Court of proper jurisdiction in Orange County, Florida shall be the proper forum and venue.

XVI. BINDING  EFFECT  AND  ASSIGNMENT.  This Agreement shall be binding upon and
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     inure  to  the  benefit  of the Company, its successors and assigns and the
     Employee and his/her heirs and legal representatives. This Agreement is personal as to Employee and may not be assigned by Employee. The Company without the prior consent of Employee may assign this Agreement.

XVII. GOVERNING  LAW  &  SEVERABILITV.  This  Agreement shall be governed by and
      -------------------------------
     construed in accordance with the laws of the State of Florida. The invalidity or unenforceability of a particular provision of this Agreement shall not effect the other provisions hereto, and this Agreement shall be construed in all respect as if such invalid or unenforceable provisions were omitted.

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XVIII. AMENDMENT  AND COMPLETE AGREEMENT. This Agreement may be amended in whole
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     or  part  at  any  time and from time to time but only in writing signed by both parties. This Agreement contains the entire understanding of the parties relating to the employment of the Employee by the Company. The parties acknowledge and agree that neither of them has made any representation with respect to such matters of this Agreement or any representations except as are specifically set forth herein, and each party acknowledges that he/she has relied on his/her own judgment in entering into this agreement. The parties further acknowledge that statements or representations that may have been made heretofore by either of them to the other are void and of no force and effect to the extent that they are not incorporated herein.

XIX. SPECIAL  PROVISIONS.  If Employee is terminated due to change of control of
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     the  organization, even if that control is not a majority control, Employee will immediately receive the balance of cash payments and rights due him under the contract.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day & year written above.

BY: /s/ Michael Vosch                            BY: /s/ Donald Sproat
    -----------------                                -----------------
         Employer                                         Employee

STATE OF Florida                             STATE OF Florida
COUNTY OF FL                                 COUNTY OF ORANGE

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PERSONALLY  appeared  before  me,  the       PERSONALLY   came   and   appeared
undersigned authority for the county and     for the jurisdiction aforesaid, the
state  aforesaid,  the  within  named        within named  Donald  Sproat in the
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Michael  Vosch,  who  acknowledged to me     above  and  foregoing instrument of
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that  he  is  Employee  of  Telzuit          writing,  who  acknowledged  to  me
Technologies,  Inc, and who acknowledged     that  he/she  signed  and delivered
that  he  signed and delivered the above     the  above  foregoing instrument of
and foregoing instrument on the date and     writing  on the day and in the year
year  therein  mentioned,  for  and  on      and  for   the   purposes   therein
behalf  of  said corporation after first     mentioned.  GIVEN under my hand and
having  been  duly  authorized so to do.     official  seal of office on this 31
                                                                              --
GIVEN under my hand and official seal of     day  of  March,  2005
                                                      ------------
office  on  this  the  31  day of March,
                      ---         ------
2005.
----

/s/ Raquel Panetti                           /s/ Raquel Panetti
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NOTARY PUBLIC - STATE OF FLORIDA             NOTARY PUBLIC -  STATE OF FLORIDA
MY COMMISSION EXPIRES Feb 22, 2008           MY COMMISSION EXPIRES Feb 22, 2008
COMMISSION # DD292669                        COMMISSION # DD292669
BONDED BY NATIONAL NOTARY ASSN.              BONDED BY NATIONAL NOTARY ASSN.

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